Exhibit 32

CERTIFICATION

OF

CHIEF EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER AND

PRINCIPAL ACCOUNTING OFFICER

UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This certification is given by the undersigned Chief Executive Officer, Principal Financial Officer and Principal Accounting Officer of Umpqua Holdings Corporation (the “registrant”) pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Each of the undersigned hereby certifies, with respect to the registrant’s annual report on Form 10-K for the period ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant

/s/ Raymond P. Davis
Raymond P. Davis
President and Chief Executive Officer
Umpqua Holdings Corporation
(Principal Executive Officer)

/s/ Ronald L. Farnsworth
Ronald L. Farnsworth
Executive Vice President/CFO
(Principal Financial Officer)

/s/ Neal T. McLaughlin
Neal T. McLaughlin
Executive Vice President/Treasurer
(Principal Accounting Officer)

February 26, 2009